UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 30, 2009
Date of Report (Date of Earliest Event Reported)

(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

205 E. Chicago Boulevard, Tecumseh, MI  49286
(Address of principal executive offices)

(517) 423-8373
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On January 30, 2009, registrant announced results of operations for the quarter and full year ended December 31, 2008, in the press release which is furnished as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 to this report is being furnished and is not “filed” with the Securities and Exchange Commission and is not incorporated by reference into any registration statement under the Securities Act of 1933.

Item 8.01	Other Events

On January 30, 2009, United Bancorp, Inc. announced that its Board of Directors has declared a quarterly dividend of $.02 per share payable February 20, 2009 to shareholders of record on February 9, 2009.  This reflects a decrease from $.10 per share paid in the fourth quarter of 2009.  The Company stated that the board believes that it is in the Company’s best interest to preserve capital given the severe financial market conditions in Michigan and the U.S.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release dated January 30, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: January 30, 2009	/S/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated January 30, 2009.